UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 25, 2008

                           CHINA PHARMA HOLDINGS, INC.
                           ---------------------------
             (Exact name of registrant as specified in its charter)



           Delaware                000-29523            73-1564807
(State or other jurisdiction     (Commission         (IRS Employer
      of incorporation)          File Number)    Identification Number)


         2nd Floor, No. 17, Jinpan Road, Haikou, Hainan Province, China,
                    (Address of principal executive offices)

                            0086-898-66811730 (China)
                            -------------------------
              (Registrant's telephone number, including area code)

                                 Not applicable
          (Former Name or Former Address if changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2-Financial Information

Item 2.02   Results of Operations and Financial Condition.

On February 25, 2008, China Pharma Holdings, Inc., a Delaware corporation (the "Company") issued a press release announcing, among other things, (i) new purchase orders, totaling approximately $5,600,000, from one of its main distributors, for its Pusen OK product, a generic version of Aleve-D, (ii) preliminary, unaudited, revenues for the Company of approximately $33,000,000 for the fiscal year ending on December 31, 2007, and (iii) preliminary, unaudited, revenues of approximately $4,100,000 for its Pusen OK product for the fiscal year ending on December 31, 2007.

The press release is furnished and attached hereto as Exhibit 99.1 and is incorporated by reference.


Section 8-Other Events

Item 8.01   Other Events.

The Information set forth above in "Item 2.02 - Results of Operations and Financial Condition" is incorporated herein by reference.

The press release is furnished and attached hereto as Exhibit 99.1 and is incorporated by reference.

Section 9-Financial Statements and Exhibits

Item 9.01   Financial Statements and Exhibits

         (d) Exhibits

         99.1     Press Release dated February 25, 2008




                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.




Date:  February 28, 2008                CHINA PHARMA HOLDINGS, INC.,
                                        a Delaware corporation


                                        By:  /s/ Zhilin Li
                                        -------------------------------------
                                        Title:  Chief Executive Officer